                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES




                   Investment Company Act file number 811-9114



                             THE NEEDHAM FUNDS, INC.
               (Exact name of registrant as specified in charter)



                                 445 Park Avenue
                            New York, New York 10022
               (Address of principal executive offices) (Zip code)



                          The Corporation Trust Company
                              300 E. Lombard Street
                            Baltimore, Maryland 21202
                     (Name and address of agent for service)



               Registrant's telephone number, including area code:
                                 (212) 371-8300

                      Date of fiscal year end: December 31

         Date of reporting period: January 1, 2004 to December 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

                                Annual

                                Report NEEDHAM FUNDS

Seeking to build wealth for long-term investors.



                                                              December 31, 2004
                                                            Needham Growth Fund
                                                 Needham Aggressive Growth Fund
                                                  Needham Small Cap Growth Fund

                                                        WWW.NEEDHAMFUNDS.COM

[Needham Funds LOGO]

445 Park Avenue
New York, New York 10022-2606

1-800-625-7071
WWW.NEEDHAMFUNDS.COM

Annual Report
December 31, 2004

CONTENTS

MANAGEMENT DISCUSSION AND ANALYSIS                 1
PORTFOLIO CHARACTERISTICS
  NEEDHAM GROWTH FUND                              3
  NEEDHAM AGGRESSIVE GROWTH FUND                   4
  NEEDHAM SMALL CAP GROWTH FUND                    5
  DISCLOSURE OF FUND EXPENSES                      6
SCHEDULE OF INVESTMENTS
  NEEDHAM GROWTH FUND                              7
  NEEDHAM AGGRESSIVE GROWTH FUND                  11
  NEEDHAM SMALL CAP GROWTH FUND                   13
SCHEDULE OF SECURITIES SOLD SHORT
  NEEDHAM GROWTH FUND                             10
STATEMENTS OF ASSETS AND LIABILITIES              15
STATEMENTS OF OPERATIONS                          16
STATEMENTS OF CHANGES IN NET ASSETS               17
FINANCIAL HIGHLIGHTS
  NEEDHAM GROWTH FUND                             18
  NEEDHAM AGGRESSIVE GROWTH FUND                  19
  NEEDHAM SMALL CAP GROWTH FUND                   20
NOTES TO FINANCIAL STATEMENTS                     21
REPORT OF INDEPENDENT REGISTERED PUBLIC
  ACCOUNTING FIRM                                 25
FUND MANAGEMENT                                   26
SUPPLEMENTAL DATA                                 27

Needham Funds                                                 ANNUAL REPORT 2004
--------------------------------------------------------------------------------
                                                              ANNUAL REPORT 2004
--------------------------------------------------------------------------------

Dear Shareholders,

We at The Needham Funds, Inc. focus on buying growth stocks at reasonable prices. In the volatile twelve-month period we have just experienced, we are pleased that each of the Funds ended the year in positive territory for our investors. During 2004, the Growth Fund appreciated 6.20%, the Aggressive Growth Fund appreciated 11.64% and the Small Cap Growth Fund appreciated 10.34%. By comparison, the S&P 500 Index appreciated 10.85%, the NASDAQ Composite Index appreciated 9.12% and the Russell 2000 Index appreciated 18.38%.

The Needham Growth Fund (the "Growth Fund") seeks to create long-term, tax-efficient capital appreciation for its investors. To this end, the Growth Fund targets companies with products or services that are selling or marketing into growth markets. These companies normally have earnings growth of at least 15-20%, product and market dominance, and the ability to consolidate their market positions. They may also have a competitive advantage by acquiring and retaining more customers or driving costs down and profits up. The Growth Fund also looks for seasoned and motivated managements with records of building shareholder value. Companies with these characteristics sometimes find themselves in a temporary earnings downturn or shortfall or may be in a product transition. This often causes aggressive growth or dynamic growth investors to sell. At this point, the Growth Fund may deem the stock to be reasonably priced and purchase it for long-term capital appreciation. Hence, the discipline called "Growth At a Reasonable Price," or "GARP."

We continue to focus on adding attractive GARP names for the Growth Fund. The Growth Fund was up 13.35% for the fourth quarter, up 6.20% for the 1 year, up 3.91% for the 3 years, up 6.21% for the 5 years, and up 19.85% since inception, compounded annually. We are not satisfied with these results. Our two sectors of greatest concentration are technology and healthcare -- both sectors underperformed the averages in 2004. If you will recall, both sectors outperformed in 2003. We do not plan to abandon technology and healthcare, but we will continue to diversify the portfolio into good stocks in other sectors. We have approximately 6.8% in cash and fixed income investments. We sold out of 35 positions in 2004 but on a slow, targeted basis. The Growth Fund now has 86 positions. We are comfortable with that number. On the short side, we reduced our positions down to 4.9% early in the fourth quarter. This reduced short position benefited the Growth Fund in the quarter as the market gained. Our best-performing stocks in 2004 were Ceradyne, Inc., Talisman Energy, Inc., Scientific-Atlanta, Inc. and Kronos, Inc.

The Needham Aggressive Growth Fund (the "Aggressive Growth Fund") seeks to create long-term, tax-efficient capital appreciation for its investors. To this end, the Aggressive Growth Fund targets the equities of companies with strong, above-average prospective growth rates. The Aggressive Growth Fund invests, in general, in markets and industries with strong growth rates, focusing on the market leaders in these areas. These market leaders, especially as they break away from their competitors, tend to garner a disproportionate share of the positive financial returns. Also important is the long-term sustainability of the companies' leadership positions. Thus, the Aggressive Growth Fund looks for companies with strong management teams, superior balance sheets, above-average margins that can generate excess cash, and strong R&D and brand spending in industries with high barriers to entry.

The Aggressive Growth Fund was up 15.05% for the fourth quarter, up 11.64% for the 1 year, up 5.41% for the 3 years, and up 8.60% since inception, compounded annually. The performance of the Aggressive Growth Fund improved in the second half of 2004 on both an absolute and relative basis. Not only were the equity markets the strongest in the fourth quarter of the year, but also the Fund directly benefited from the decision to take a more aggressive stance. This was characterized by two factors: 1) shifting the mix in the portfolio toward younger, but faster-growing companies and away from more stable, but slower-growing companies; and 2) significantly reducing the cash position. Also contributing to the positive performance was the elimination of the short positions by the end of the third quarter. As we noted in our last report, for the year our hedging activities limited modestly the overall positive returns of the Aggressive Growth Fund. The sector exposure of the Fund changed very little through the year and continues to be fairly balanced between consumer, healthcare, business services and technology. All areas contributed to the Aggressive Growth Fund's performance, with at least one stock from each of these four sectors in the top five contributors for

Needham Funds
--------------------------------------------------------------------------------

the year. These top stocks were Precision Castparts Corp., 51Job, Inc., Biogen Idec, Inc., Intuitive Surgical, Inc. and PETCO Animal Supplies, Inc.

The Needham Small Cap Growth Fund (the "Small Cap Growth Fund") seeks long-term, tax-efficient capital appreciation by investing primarily in equity securities of smaller growth companies that the Small Cap Growth Fund believes are trading at a discount to their underlying value yet have the potential for superior long-term growth. Under normal conditions, the Small Cap Growth Fund invests at least 80% of its total assets in equity securities of domestic issuers that have market capitalizations of $2 billion or less and that are listed on a nationally recognized securities exchange or traded on the NASDAQ system. Central to the Small Cap Growth Fund's investment strategy is a sound valuation discipline that seeks to acquire growth companies at reasonable prices. The Small Cap Growth Fund seeks tax efficiency by holding securities for a period of 12 months or more to obtain long-term capital gain treatment and by offsetting capital gains on the sale of securities with capital losses.

The Small Cap Growth Fund was up 14.70% for the fourth quarter, up 10.34% for the 1 year, and up 26.78% since inception compounded annually. We are not satisfied with these results. Two sectors of concentration are technology and healthcare -- both underperformed the averages. If you will recall, both sectors outperformed in 2003 and the resulting 62% return outperformed all of the indices by a wide margin. We do not plan to abandon technology and healthcare; however, we will continue to diversify the portfolio into other sectors but only into quality growth stocks. Early in the fourth quarter, we eliminated our short position and invested cash more aggressively so that we ended the year with only 1.7% in cash. We still want to find and invest in growth companies that show strong annual increases in earnings over several years and thus we can own them for two, three, five or more years. The Small Cap Growth Fund benefited in 2004 from several good performers: Ceradyne, Inc., First Horizon Pharmaceutical Corp., Bright Horizons Family Solutions, Inc. and Immucor, Inc.

The portfolio turnover rate was 15% for the Growth Fund, 64% for the Aggressive Growth Fund and 68% for the Small Cap Growth Fund for the year ended December 31, 2004. The expense ratios for the three funds were 2.21% for the Growth Fund, 2.61% for the Aggressive Growth Fund and 2.52% for the Small Cap Growth Fund for the year ended December 31, 2004. We expect the expense ratios to decline in 2005, although there can be no guarantee that they will. As we grow assets in the Aggressive and Small Cap Growth Funds, we hope to reduce those expense ratios down closer to the Growth Fund's historic expense level.

We think that the current economic trends still favor an up stock market in 2005 but the road is looking bumpy, given high equity valuations, ballooning trade and fiscal budget deficits, and continued political and military uncertainty in Iraq. One improving trend in the last six months has been U.S. job growth as well as the fact that Corporate America is continuing to grow at a modest but sustainable rate, which should bode well for 2005 and beyond.

Sincerely,


-s- Vincent E. Gallagher                             -s- James K. Kloppenburg
Vincent E. Gallagher                                 James K. Kloppenburg
Portfolio Manager                                    Portfolio Manager

                                                              ANNUAL REPORT 2004
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND (UNAUDITED)                                    TICKER: NEEGX

                       COMPARATIVE PERFORMANCE STATISTICS

      ---------------------------------------------------------------------------------------------------------------------------
                                                                              3                  5                    SINCE
                 BENCHMARKS              6 MONTHS(6)       1 YEAR(7)       YEARS(8)(9)       YEARS(8)(11)        INCEPTION(8)(13)
      ---------------------------------     ------           ------          -------           --------              ------
      Needham Growth Fund(1)                 3.01%            6.20%           3.91%(10)         6.21%(12)            19.85%(14)
      NASDAQ Composite Index(2)              6.56%            9.12%           4.20%            (11.42%)               8.79%
      S&P 500 Index(3)                       7.19%           10.85%           3.58%             (2.30%)               9.53%
      S&P 400 Midcap Index(4)                9.81%           16.44%          10.51%              9.53%               14.53%
      Russell 2000 Index(5)                 10.90%           18.38%          11.52%              6.68%                9.87%

1. Investment results calculated after reinvestment of dividends.
2. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks.
3. The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
4. The S&P 400 Midcap Index is a broad unmanaged measure of the U.S. stock market.
5. The Russell 2000 Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000 Index.
6. 7/1/04-12/31/04.
7. 1/1/04-12/31/04.
8. Compound annual growth rate. Assumes all dividends are reinvested in shares of the Fund.
9. 1/1/02-12/31/04 (annualized return).
10. Total return for the three years was 12.20%, assuming all dividends were reinvested in shares of the Fund.
11. 1/1/00-12/31/04 (annualized return).
12. Total return for the five years was 35.15%, assuming all dividends were reinvested in shares of the Fund.
13. The inception date of the Fund was 1/1/96. 1/1/96-12/31/04 (annualized return).
14. Total return since inception was 410.29%, assuming all dividends were reinvested in shares of the Fund.
    Note: The average annual returns shown in the above table and accompanying footnotes are historical, reflect changes in share price and are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment results and the principal value of an investment will vary. Past performance noted above does not guarantee future results. When shares are redeemed, they may be worth more or less than their original cost. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

-------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*

            (AS A % OF TOTAL INVESTMENTS, AS OF DECEMBER 31, 2004)

----------------------------------------------------------
                SECURITY
-----------------------------------------          % OF
                                                   TOTAL
                                                  INVESTMENTS+
                                                   -----
 1) Ceradyne, Inc.                         CRDN    5.29%
 2) Talisman Energy, Inc.                  TLM     4.22%
 3) Seagate Technology                     STX     3.75%
 4) Motorola, Inc.                         MOT     3.74%
 5) Scientific-Atlanta, Inc.               SFA     3.44%
 6) National Semiconductor Corp.           NSM     3.43%
 7) Comcast Corp. Class A                  CMCSA   2.89%
 8) Thermo Electron Corp.                  TMO     2.73%
 9) Kronos, Inc.                           KRON    2.67%
10) ConMed Corp.                           CNMD    2.47%
     TOP TEN HOLDINGS = 34.63% OF TOTAL INVESTMENTS+

* Current portfolio holdings may not be
  indicative of future portfolio
  holdings.

+ Percentage of total investments
  includes all stocks, fixed income
  securities, options and warrants plus
  cash minus all short positions.
----------------------------------------------------------

                               SECTOR WEIGHTINGS
            (AS A % OF TOTAL INVESTMENTS, AS OF DECEMBER 31, 2004)

    ----------------------------------------------------------------------
                    SECTOR                  LONG(1)  (SHORT)(1)  TOTAL(1)(2)
    --------------------------------------  ------    -------     ------
    Healthcare/Medical
     Devices/Pharmaceuticals                17.94%      --        17.94%
    Cable/Entertainment/Media/Software      10.57%    (1.17)%      9.40%
    Energy/Industrial/Metals                22.03%    (1.15)%     20.88%
    Business Services/Consumer/Financial     8.47%    (0.64)%      7.83%
    Technology                              24.50%      --        24.50%
    Telecommunications                      12.84%    (1.98)%     10.86%
    Miscellaneous & Options                  1.79%      --         1.79%
    Cash & Fixed Income Investments          6.80%      --         6.80%
    (1) Percentage of total investments includes all stocks, fixed income securities, options and warrants plus cash minus all short positions.

    (2) Total represents the difference between the long exposure and the short exposure, which produces the net exposure.
    ----------------------------------------------------------------------

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
(LINE GRAPH)

                                 NEEDHAM GROWTH          NASDAQ                              S&P 400 MIDCAP       RUSSELL 2000
                                      FUND           COMPOSITE INDEX      S&P 500 INDEX           INDEX               INDEX
                                 --------------      ---------------      -------------      --------------       ------------
Jan-96                                10000               10000               10000               10000               10000
                                      10850               10014               10260               10106                9962
                                      12160               10472               10424               10538               10287
                                      12570               10404               10455               10574               10481
                                      13530               11246               10609               10898               11045
                                      14430               11746               10883               11045               11489
                                      14150               11194               10924               10879               11020
                                      13800               10207               10442               10145               10058
                                      14320               10783               10662               10731               10643
                                      15070               11589               11262               11199               11058
                                      15000               11538               11573               11231               10886
                                      15281               12210               12448               11863               11333
Dec-96                                15156               12195               12201               11877               11624
                                      15752               13034               12963               12322               11854
                                      15836               12365               13065               12221               11567
                                      15909               11738               13082               12094               11241
                                      15951               11742               12755               11772               10976
                                      16662               13607               14173               13271               12465
                                      16923               13982               14844               13685               12869
                                      17886               15263               15719               14659               13402
                                      18064               15441               15091               14976               13909
                                      18600               16369               15882               15752               14761
                                      17944               15512               15386               15147               14261
                                      17754               15585               16098               15372               14164
Dec-97                                17529               14723               15794               15339               13900
                                      17893               15781               16555               15664               14199
                                      19376               17259               17749               16961               15264
                                      18732               17785               18551               17654               15787
                                      19279               18231               18774               17688               15902
                                      18769               17360               18522               17237               15135
                                      19461               18251               19261               17221               14940
                                      18732               18285               19069               16672               13938
                                      15025               16017               17502               14475               11919
                                      16666               17038               17824               15099               12277
                                      18503               17316               18769               16160               12601
                                      18649               19717               20397               17421               13411
Dec-98                                21009               21157               20996               17788               13539
                                      21945               24515               21934               18276               14279
                                      20668               22391               21253               17319               13128
                                      21714               23682               22036               17652               13197
                                      22481               24900               22959               19207               14524
                                      24001               24198               22417               19291               14738
                                      26325               25010               22666               19691               14901
                                      27176               25858               22922               19888               14975
                                      27760               27043               23287               19445               14578
                                      27590               26866               22083               18700               14072
                                      26252               29090               23621               19316               14313
                                      30610               33817               24577               20596               15345
Dec-99                                37757               39924               25520               21537               16904
                                      38784               38139               24234               20927               16626
                                      49482               45046               23775               22391               19373
                                      46229               44880               26100               24264               18099
                                      45987               37894               25315               23415               17010
                                      42335               31464               24795               23126               16017
                                      47171               38942               25407               23466               17417
                                      45659               35968               25010               23837               16873
                                      52620               39702               26562               26497               18153
                                      50052               36077               25160               26316               17615
                                      48137               32205               25054               25423               16830
                                      41861               28536               23080               23505               15103
Dec-00                                40552               24281               23193               25303               16408
                                      49540               27338               23786               25755               17138
                                      44000               22244               21895               24755               16430
                                      41207               18100               20417               22872               15530
                                      45529               20419               22066               25222               16697
                                      46151               22149               22532               26549               17568
                                      47902               21273               21612               25880               17836
                                      45807               19974               21303               25493               16810
                                      43237               17779               20060               24661               16261
                                      38063               14766               18441               21594               14075
                                      41141               17429               19582               23358               15261
                                      34153               19027               20233               24228               16054
Dec-01                                45479               19593               20641               25774               17225
                                      45414               19108               20141               25023               16635
                                      43466               16778               19752               25053               16209
                                      46360               17889               20495               26844               17512
                                      43809               16369               19253               26719               17671
                                      41681               15671               19112               26268               16888
                                      37146               14197               17751               24346               16048
                                      32513               12891               16367               21987               13625
                                      32219               12765               16475               22098               13590
                                      28764               11384               14686               20318               12615
                                      30696               12919               15977               21198               13018
                                      35427               14371               16917               22423               14179
Dec-02                                32611               12986               15923               21502               13391
                                      32448               12850               15507               20874               13025
                                      32300               13023               15274               20376               12631
                                      31760               13065               15422               20548               12794
                                      33954               14268               16692               22038               14006
                                      38407               15555               17570               23864               15508
                                      39258               15823               17794               24168               15790
                                      42025               16921               18108               25026               16777
                                      44546               17663               18461               26159               17546
                                      44841               17440               18265               25759               17273
                                      47182               18873               19298               27706               18668
                                      48279               19154               19467               28671               19331
Dec-03                                48050               19584               20488               29155               19725
                                      50865               20202               20864               29786               20583
                                      50309               19856               21154               30502               20768
                                      49114               19515               20835               30631               20961
                                      46985               18794               20508               29626               19893
                                      48246               19456               20789               30240               20212
                                      49539               20061               21193               30927               21064
                                      44366               18494               20490               29485               19647
                                      42893               18025               20573               29407               19545
                                      45021               18609               20795               30278               20462
                                      45954               19379               21113               30762               20870
                                      48753               20590               21967               32593               22685
Dec-04                                51029               21376               22714               33957               23359

    The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment results and the principal value of an investment will vary. Past performance noted above does not guarantee future results. When shares are redeemed, they may be worth more or less than their original cost. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM AGGRESSIVE GROWTH FUND (UNAUDITED)                         TICKER: NEAGX

                       COMPARATIVE PERFORMANCE STATISTICS

      ---------------------------------------------------------------------------------------------------------------------------
                                                                                                3                     SINCE
                          BENCHMARKS                       6 MONTHS(5)       1 YEAR(6)       YEARS(7)(8)         INCEPTION(7)(10)
      ---------------------------------------------------     ------           ------          -------               ------
      Needham Aggressive Growth Fund(1)                        8.71%           11.64%           5.41%(9)              8.60%(11)
      S&P 500 Index(2)                                         7.19%           10.85%           3.58%                 5.12%
      NASDAQ Composite Index(3)                                6.56%            9.12%           4.20%                 8.46%
      Russell 2000 Index(4)                                   10.90%           18.38%          11.52%                13.69%

1. Investment results calculated after reinvestment of dividends.
2. The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
3. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks.
4. The Russell 2000 Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000 Index.
5. 7/1/04-12/31/04.
6. 1/1/04-12/31/04.
7. Compound annual growth rate. Assumes all dividends are reinvested in shares of the Fund.
8. 1/1/02-12/31/04 (annualized return).
9. Total return for the three years was 17.12%, assuming all dividends were reinvested in shares of the Fund.
10. The inception date of the Fund was 9/4/01. 9/4/01-12/31/04 (annualized return).
11. Total return since inception was 31.53%, assuming all dividends were reinvested in shares of the Fund.

    Note: The average annual returns shown in the above table and accompanying footnotes are historical, reflect changes in share price and are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment results and the principal value of an investment will vary. Past performance noted above does not guarantee future results. When shares are redeemed, they may be worth more or less than their original cost. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

-------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*

            (AS A % OF TOTAL INVESTMENTS, AS OF DECEMBER 31, 2004)

----------------------------------------------------------
                SECURITY
-----------------------------------------          % OF
                                                   TOTAL
                                                  INVESTMENTS+
                                                   -----
 1) Hyperion Solutions Corp.               HYSL    3.29%
 2) Precision Castparts Corp.              PCP     3.09%
 3) 51Job, Inc.                            JOBS    3.06%
 4) Intuitive Surgical, Inc.               ISRG    2.94%
 5) Biogen Idec, Inc.                      BIIB    2.94%
 6) Comcast Corp. Special Class A          CMCSK   2.90%
 7) Affiliated Computer Services, Inc.     ACS     2.83%
 8) PETCO Animal Supplies, Inc.            PETC    2.79%
 9) American Eagle Outfitters, Inc.        AEOS    2.77%
10) ChoicePoint, Inc.                      CPS     2.71%

----------------------------------------------------------
     TOP TEN HOLDINGS = 29.32% OF TOTAL INVESTMENTS+

* Current portfolio holdings may not be
  indicative of future portfolio
  holdings.

+ Percentage of total investments
  includes all stocks, fixed income
  securities, options and warrants plus
  cash minus all short positions.
----------------------------------------------------------

                               SECTOR WEIGHTINGS
            (AS A % OF TOTAL INVESTMENTS, AS OF DECEMBER 31, 2004)

    ----------------------------------------------------------------------
                    SECTOR                  LONG(1)  (SHORT)(1)  TOTAL(1)(2)
    --------------------------------------  ------    -------    --------
    Healthcare/Medical
     Devices/Pharmaceuticals                23.03%      --         23.03%
    Energy & Industrial                      6.02%      --          6.02%
    Business Services & Financial           22.83%      --         22.83%
    Consumer                                15.34%      --         15.34%
    Technology & Telecommunications         27.01%      --         27.01%
    Miscellaneous & Options                  0.01%      --          0.01%
    Cash & Fixed Income Investments          5.76%      --          5.76%
    (1) Percentage of total investments includes all stocks, fixed income securities, options and warrants plus cash minus all short positions.

    (2) Total represents the difference between the long exposure and the short exposure, which produces the net exposure.
    ----------------------------------------------------------------------

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
(LINE GRAPH)

                                         NEEDHAM AGGRESSIVE      NASDAQ COMPOSITE
                                            GROWTH FUND               INDEX              S&P 500 INDEX        RUSSELL 2000 INDEX
                                         ------------------      ----------------        -------------        ------------------
Sep-01                                         10000                  10000                  10000                  10000
                                                9930                   8467                   9198                   8682
                                               10120                   9549                   9373                   9191
                                               10780                  10910                  10092                   9903
Dec-01                                         11230                  11026                  10180                  10515
                                               11040                  10937                  10032                  10407
                                               10770                   9794                   9838                  10122
                                               11290                  10442                  10208                  10936
                                               11110                   9555                   9589                  10350
                                               10870                   9147                   9519                  10546
Jun-02                                         10030                   8287                   8841                  10022
                                                9450                   7525                   8152                   8508
                                                9370                   7451                   8205                   8486
                                                8880                   6645                   7313                   7877
                                                9220                   7541                   7957                   8129
                                               10062                   8802                   8789                   9289
Dec-02                                          9304                   8030                   8230                   8795
                                                9151                   7871                   8056                   8532
                                                8905                   7976                   7935                   8274
                                                9059                   8172                   8157                   8476
                                                9540                   8560                   8498                   8937
                                               10236                   9527                   9129                  10159
Jun-03                                         10389                   9706                   9262                  10353
                                               10911                   9752                   9312                  10808
                                               11239                  10819                   9592                  11495
                                               11126                  10713                   9480                  11227
                                               11515                  11560                  10027                  12231
                                               11781                  11732                  10115                  12665
Dec-03                                         11781                  12015                  10613                  13015
                                               12211                  12374                  10841                  13485
                                               12273                  12162                  10992                  13606
                                               12191                  11747                  10648                  13323
                                               11863                  11512                  10656                  13032
                                               11863                  11917                  10802                  13242
Jun-04                                         12099                  12041                  10864                  13597
                                               11310                  11328                  10647                  12872
                                               11300                  11080                  10784                  13001
                                               11433                  11671                  10970                  13690
                                               11689                  11870                  10971                  13674
                                               12242                  12642                  11499                  14800
Dec-04                                         13153                  13093                  11803                  15305

    The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment results and the principal value of an investment will vary. Past performance noted above does not guarantee future results. When shares are redeemed, they may be worth more or less than their original cost. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

                                                              ANNUAL REPORT 2004
--------------------------------------------------------------------------------

NEEDHAM SMALL CAP GROWTH FUND (UNAUDITED)                          TICKER: NESGX

                       COMPARATIVE PERFORMANCE STATISTICS

      ------------------------------------------------------------------------------------------------------------------
                                                                                                             SINCE
                               BENCHMARKS                           6 MONTHS(5)       1 YEAR(6)          INCEPTION(7)(8)
      ------------------------------------------------------------     ------           ------              ------
      Needham Small Cap Growth Fund(1)                                  3.12%           10.34%              26.78%(9)
      S&P 500 Index(2)                                                  7.19%           10.85%               6.23%
      NASDAQ Composite Index(3)                                         6.56%            9.12%              11.45%
      Russell 2000 Index(4)                                            10.90%           18.38%              12.72%

1. Investment results calculated after reinvestment of dividends.
2. The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
3. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks.
4. The Russell 2000 Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000 Index.
5. 7/1/04-12/31/04.
6. 1/1/04-12/31/04.
7. Compound annual growth rate. Assumes all dividends are reinvested in shares of the Fund.
8. The inception date of the Fund was 5/22/02. 5/22/02-12/31/04 (annualized return).
9. Total return since inception was 85.82%, assuming all dividends were reinvested in shares of the Fund.

    Note: The average annual returns shown in the above table and accompanying footnotes are historical, reflect changes in share price and are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment results and the principal value of an investment will vary. Past performance noted above does not guarantee future results. When shares are redeemed, they may be worth more or less than their original cost. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

-------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*

            (AS A % OF TOTAL INVESTMENTS, AS OF DECEMBER 31, 2004)

----------------------------------------------------------
                SECURITY
-----------------------------------------          % OF
                                                   TOTAL
                                                  INVESTMENTS+
                                                   -----
 1) Bright Horizons Family Solutions,
  Inc.                                     BFAM    7.63%
 2) Ceradyne, Inc.                         CRDN    4.97%
 3) Advisory Board Company                 ABCO    4.27%
 4) Eon Labs, Inc.                         ELAB    4.17%
 5) W.R. Berkley Corp.                     BER     3.64%
 6) First Horizon Pharmaceutical Corp.     FHRX    3.09%
 7) CoStar Group, Inc.                     CSGP    3.03%
 8) Argon ST, Inc.                         STST    3.01%
 9) Aceto Corp.                            ACET    2.94%
10) PerkinElmer, Inc.                      PKI     2.82%

----------------------------------------------------------
     TOP TEN HOLDINGS = 39.57% OF TOTAL INVESTMENTS+

* Current portfolio holdings may not be
  indicative of future portfolio
  holdings.

+ Percentage of total investments
  includes all stocks, fixed income
  securities and options plus cash minus
  all short positions.
----------------------------------------------------------

                               SECTOR WEIGHTINGS
            (AS A % OF TOTAL INVESTMENTS, AS OF DECEMBER 31, 2004)

    ----------------------------------------------------------------------
                    SECTOR                  LONG(1)  (SHORT)(1)  TOTAL(1)(2)
    --------------------------------------  ------    -------    --------
    Healthcare/Medical
     Devices/Pharmaceuticals                25.10%         --      25.10%
    Cable/Entertainment/Media/Software       3.80%         --       3.80%
    Energy/Industrial/Metals                16.82%         --      16.82%
    Business Services/Consumer/Financial    28.42%         --      28.42%
    Technology                              17.14%         --      17.14%
    Telecommunications                       7.01%         --       7.01%
    Miscellaneous & Options                     --         --          --
    Cash & Fixed Income Investments          1.71%         --       1.71%
    (1) Percentage of total investments includes all stocks, fixed income securities and options plus cash minus all short positions.

    (2) Total represents the difference between the long exposure and the short exposure, which produces the net exposure.
    ----------------------------------------------------------------------

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
(LINE GRAPH)

                                         NEEDHAM SMALL CAP       NASDAQ COMPOSITE
                                            GROWTH FUND               INDEX             S & P 500 INDEX       RUSSELL 2000 INDEX
                                         -----------------       ----------------       ---------------       ------------------
May-02                                         10000                  10000                  10000                  10000
                                                9950                   9656                   9829                   9872
Jun-02                                          9270                   8748                   9129                   9382
                                                8670                   7943                   8417                   7965
                                                8340                   7866                   8472                   7944
                                                7580                   7015                   7552                   7374
                                                8680                   7960                   8216                   7610
                                               11200                   8855                   8700                   8289
Dec-02                                         10380                   8001                   8189                   7828
                                               10440                   7918                   7974                   7614
                                                9870                   8024                   7855                   7384
                                                9650                   8050                   7931                   7479
                                               10680                   8791                   8584                   8188
                                               12540                   9584                   9037                   9066
Jun-03                                         13000                   9765                   9152                   9231
                                               14050                  10427                   9313                   9808
                                               14630                  10962                   9513                  10263
                                               15080                  10854                   9421                  10024
                                               16130                  11713                   9945                  10920
                                               16820                  11887                  10032                  11307
Dec-03                                         16840                  12175                  10527                  11620
                                               17730                  12538                  10752                  12040
                                               17610                  12323                  10902                  12148
                                               17220                  12494                  10887                  12536
                                               16590                  11664                  10569                  11636
                                               17350                  12075                  10714                  11823
Jun-04                                         18020                  12201                  10775                  12140
                                               16140                  11478                  10560                  11493
                                               15670                  11226                  10697                  11608
                                               16200                  11826                  10880                  12223
                                               16580                  12027                  10882                  12208
                                               17459                  12809                  11405                  13214
Dec-04                                         18582                  13267                  11707                  13665

    The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment results and the principal value of an investment will vary. Past performance noted above does not guarantee future results. When shares are redeemed, they may be worth more or less than their original cost. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

The following expense table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The expense table below illustrates your fund's costs in two ways.

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000=7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case - because the return used is not the fund's actual return - the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs (if any). The "Annualized Expense Ratio" represents the actual expenses for the six month period indicated and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2004.

FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004
Expense Table

                                                              Beginning     Ending                    Expenses
                                                               Account      Account     Annualized      Paid
                                                                Value        Value       Expense       During
                                                               7/01/04     12/31/04       Ratio       Period*
--------------------------------------------------------------------------------------------------------------
NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------------------------------------
Actual Fund Return                                            $1,000.00    $1,030.10       2.80%       $14.29
Hypothetical 5% Return                                        $1,000.00    $1,010.92       2.80%       $14.15
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
NEEDHAM AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------------------------------------
Actual Fund Return                                            $1,000.00    $1,087.10       2.72%       $14.27
Hypothetical 5% Return                                        $1,000.00    $1,011.33       2.72%       $13.75
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
NEEDHAM SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------------
Actual Fund Return                                            $1,000.00    $1,031.20       2.54%       $12.97
Hypothetical 5% Return                                        $1,000.00    $1,012.23       2.54%       $12.85

* Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

                                                              ANNUAL REPORT 2004
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND
Schedule of Investments
December 31, 2004

                                  Shares              Value
COMMON STOCK - (91.9%)
BIOTECH & PHARMACEUTICALS -
(5.1%)
  Johnson & Johnson              100,000    $     6,342,000
  Merck & Co., Inc.              150,000          4,821,000
  Schering-Plough Corp.          162,000          3,382,560
                                            ---------------
                                                 14,545,560
                                            ---------------
BUSINESS SERVICES - (4.1%)
  Affiliated Computer
    Services, Inc. Class A*       45,000          2,708,550
  BISYS Group, Inc.*              77,500          1,274,875
  Choicepoint, Inc.*              25,000          1,149,750
  First Data Corp.                50,000          2,127,000
  Iron Mountain, Inc.*           150,000          4,573,500
                                            ---------------
                                                 11,833,675
                                            ---------------
CABLE TV & EQUIPMENT - (2.9%)
  Comcast Corp. Class A*+        250,000          8,320,000
                                            ---------------
COMPUTER HARDWARE - (1.2%)
  Planar Systems, Inc.*          300,000          3,369,000
                                            ---------------
CONTRACT MANUFACTURING &
MATERIALS - (2.4%)
  Benchmark Electronics,
    Inc.*                         75,000          2,557,500
  Merix Corp.*                   150,000          1,728,000
  Parlex Corp.*                  200,000          1,500,000
  Pemstar, Inc.*                 640,000          1,158,400
                                            ---------------
                                                  6,943,900
                                            ---------------
ELECTRONIC COMPONENTS &
DISTRIBUTION - (1.4%)
  Ceva, Inc.*                    135,675          1,235,592
  Interlink Electronics,
    Inc.*                         70,000            662,200
  Vishay Intertechnology,
    Inc.*                        150,000          2,253,000
                                            ---------------
                                                  4,150,792
                                            ---------------
ELECTRONICS &
STORAGE - (5.2%)
  Bell Microproducts, Inc.*      100,000            962,000
  Datalink Corporation*          280,000            820,400
  Datalink Corporation (PP)*     400,000          1,172,000
  Komag, Inc.*                    60,000          1,126,800
  Seagate Technology Holdings    625,000         10,793,750
                                            ---------------
                                                 14,874,950
                                            ---------------
ELECTRONICS, ELECTRICAL
EQUIPMENT, &
INSTRUMENTATION - (0.3%)
  Color Kinetics, Inc.*           47,600            836,808
                                            ---------------

                                  Shares              Value
EXPLORATION, PRODUCTION,
REFINING & STORAGE - (6.5%)
  Chesapeake Energy Corp.        400,000    $     6,600,000
  Talisman Energy, Inc.          450,000         12,132,000
                                            ---------------
                                                 18,732,000
                                            ---------------
HEALTHCARE SERVICES - (1.2%)
  HCA Inc.                        85,000          3,396,600
                                            ---------------
INDUSTRIAL CHEMICALS, RESINS
& LAMINATES - (2.0%)
  AXT, Inc.*                     367,202            580,179
  Park Electrochemical Corp.     185,000          4,010,800
  Southwall Technologies,
    Inc.*                        728,000          1,252,160
                                            ---------------
                                                  5,843,139
                                            ---------------
MANUFACTURING & INDUSTRIAL
EQUIPMENT - (7.2%)
  Ceradyne, Inc. (PP)*           265,951         15,215,057
  Intevac, Inc.*                 242,500          1,833,300
  Sypris Solutions, Inc.+        231,000          3,536,610
                                            ---------------
                                                 20,584,967
                                            ---------------
MEDICAL DEVICES & SUPPLIES -
(10.8%)
  Analogic Corp.                 115,000          5,150,850
  Closure Medical Corp.*         100,000          1,950,000
  ConMed Corp.*                  250,000          7,105,000
  Cutera, Inc.*                  115,000          1,435,200
  Thermo Electron Corp.*         260,000          7,849,400
  Viasys Healthcare, Inc.*       150,000          2,850,000
  Waters Corp.*                   70,000          3,275,300
  Zoll Medical Corp.*             47,300          1,627,120
                                            ---------------
                                                 31,242,870
                                            ---------------
NETWORKING & COMMUNICATIONS
EQUIPMENT - (0.4%)
  Lucent Technologies, Inc.*     300,000          1,128,000
                                            ---------------
OIL/GAS EQUIPMENT &
SERVICES - (2.9%)
  GlobalSantaFe Corp.            195,000          6,456,450
  Offshore Logistics, Inc.*       56,300          1,828,061
                                            ---------------
                                                  8,284,511
                                            ---------------
OPTICAL COMPONENTS - (2.8%)
  Agere Systems, Inc. Class
    B*                         1,000,000          1,350,000
  Newport Corp.*                 250,000          3,525,000
  Orbotech Ltd.*                 150,000          3,175,500
                                            ---------------
                                                  8,050,500
                                            ---------------

See accompanying notes to financial statements.

NEEDHAM GROWTH FUND
Schedule of Investments (Continued)
December 31, 2004

Needham Funds
--------------------------------------------------------------------------------

                                  Shares              Value
SEMICONDUCTOR CAPITAL
EQUIPMENT - (5.3%)
  Brooks Automation, Inc.*       213,400    $     3,674,748
  FSI International, Inc.*       331,000          1,545,770
  FSI International, Inc.
    (PP)*                        150,000            700,500
  Helix Technology Corp.         175,341          3,049,180
  MKS Instruments, Inc.*         134,100          2,487,555
  Nova Measuring Instruments
    Ltd.*                         40,000            137,600
  Photronics, Inc.*              225,000          3,712,500
                                            ---------------
                                                 15,307,853
                                            ---------------
SEMICONDUCTOR MANUFACTURERS &
COMMUNICATION DEVICES -
(7.2%)
  Actel Corp.*                    95,000          1,666,300
  Atmel Corp.*                   750,000          2,940,000
  Freescale Semiconductor,
    Inc. Class B*                 69,009          1,267,005
  MEMC Electronic Materials,
    Inc.*                        200,000          2,650,000
  National Semiconductor
    Corp.                        550,000          9,872,500
  Standard Microsystems
    Corp.*                       121,350          2,163,671
                                            ---------------
                                                 20,559,476
                                            ---------------
SOFTWARE - (7.2%)
  Aspen Technology, Inc.*        300,000          1,863,000
  Computer Associates
    International, Inc.              154              4,783
  Hyperion Solutions Corp.*      110,000          5,128,200
  Kronos, Inc.*+                 150,000          7,669,500
  Phoenix Technologies Ltd.*     300,000          2,478,000
  SPSS, Inc.*                    225,000          3,519,000
                                            ---------------
                                                 20,662,483
                                            ---------------
SPECIALTY RETAILING &
MANUFACTURING - (4.0%)
  Brookstone, Inc.*              187,500          3,665,625
  Carmax, Inc.*                  185,000          5,744,250
  West Marine, Inc.*              80,000          1,980,000
                                            ---------------
                                                 11,389,875
                                            ---------------
TELECOMMUNICATIONS SERVICE &
EQUIPMENT - (3.8%)
  ADC Telecommunications,
    Inc.*                        360,000            964,800
  Scientific-Atlanta, Inc.       300,000          9,903,000
                                            ---------------
                                                 10,867,800
                                            ---------------

                                  Shares              Value
WIRELESS COMMUNICATIONS &
EQUIPMENT - (8.0%)
  Anaren, Inc.*+                 250,000    $     3,240,000
  EMS Technologies, Inc.*         76,900          1,278,078
  EMS Technologies, Inc.
    (PP)*                        100,000          1,662,000
  Motorola, Inc.+                625,000         10,750,000
  REMEC, Inc.*                   300,000          2,163,000
  Viasat, Inc.*                  169,000          4,101,630
                                            ---------------
                                                 23,194,708
                                            ---------------
TOTAL COMMON STOCK (Cost
  $194,356,226)                                 264,119,467
                                            ---------------
                                            ---------------
INVESTMENT TRUSTS - (1.7%)
  H & Q Healthcare Investors
    Fund                         158,496          2,897,307
  H & Q Life Sciences
    Investors Fund               118,267          1,874,532
                                            ---------------
TOTAL INVESTMENT TRUSTS (Cost
  $4,702,699)                                     4,771,839
                                            ---------------
                                            ---------------
PREFERRED STOCK - (0.0%)
CABLE TV & EQUIPMENT - (0.0%)
  Adelphia Communications
    Corp. - Convertible
    Preferred Stock 7.50%,
    11/15/04, Series E*          182,000             91,000
                                            ---------------
TOTAL PREFERRED STOCK (Cost
  $2,554,580)                                        91,000
                                            ---------------
                                            ---------------
                                     Par
CONVERTIBLE BONDS - (3.4%)
NETWORKING & COMMUNICATIONS
EQUIPMENT - (2.3%)
  Lucent Technologies, Inc.,
    8.00%, 08/01/31            6,000,000          6,675,000
                                            ---------------
TELECOMMUNICATIONS SERVICE &
EQUIPMENT - (1.0%)
  Nortel Telecommunications,
    4.25%, 09/01/08            3,000,000          2,917,500
                                            ---------------
TOTAL CONVERTIBLE BONDS (Cost
  $8,937,596)                                     9,592,500
                                            ---------------
                                            ---------------

See accompanying notes to financial statements.

NEEDHAM GROWTH FUND
Schedule of Investments (Continued)
December 31, 2004

                                                              ANNUAL REPORT 2004
--------------------------------------------------------------------------------

                                     !Shares
TEMPORARY INVESTMENTS - (3.1%)
  Provident Institutional Fund -
    Tempcash Portfolio             9,007,193    $    9,007,193
                                              ----------------
TOTAL TEMPORARY INVESTMENTS (Cost
  $9,007,193)                                        9,007,193
                                              ----------------
                                              ----------------
TOTAL INVESTMENTS - (100.1%)
  (Cost $219,558,294)                              287,581,999
                                              ----------------
                                              ----------------
WARRANTS - (0.0%)
NAME/EXPIRATION DATE/STRIKE PRICE
ELECTRONICS & STORAGE - (0.0%)
  Datalink Corp., May 07, $4.50*      68,000            37,351
                                              ----------------

                                Shares                Value
ELECTRONICS, ELECTRICAL
EQUIPMENT, &
INSTRUMENTATION - (0.0%)
  Robotic Vision Systems,
    Inc., May 05, $7.50*          55,137    $             0
                                            ---------------
TOTAL WARRANTS(Cost $162,175)                        37,351
                                            ---------------
                                            ---------------
TOTAL INVESTMENTS AND
  WARRANTS - (100.1%)                           287,619,350
                                            ---------------
                                            ---------------
  (Cost $219,720,469)(x)
  Total Securities Sold
    Short - (-4.7%)                             (13,562,920)
                                            ---------------
                                            ---------------
  Other Assets, Less Other
    Liabilities - (4.6%)                         13,315,630
                                            ---------------
NET ASSETS - (100.0%)                       $   287,372,060
                                            ---------------
                                            ---------------
                                            ---------------
                                            ---------------

*  Non-income producing security.
+ Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(x)The cost for federal income tax purposes is $220,038,728.
PP Private placement. Securities are exempt from registration under Rule 144 of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. At December 31, 2004, the aggregate value of Rule 144 securities amounted to approximately $18,750,000, which represents 6.5% of net assets as of that date.

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND
Schedule of Securities Sold Short
December 31, 2004

                                  Shares              Value
SECURITIES SOLD
SHORT - (-4.7%)
EDA/CAD - CAM/INTELLECTUAL
PROPERTY - (-0.6%)
  Ansys, Inc.*                    52,000    $     1,667,120
                                            ---------------
FINANCIAL SERVICES - (-0.6%)
  Lehman Brothers Holdings,
    Inc.*                         20,000          1,749,600
                                            ---------------
MANUFACTURING & INDUSTRIAL
EQUIPMENT - (-1.1%)
  Polaris Industries, Inc.*       30,000          2,040,600
  Zebra Technologies Corp.*       20,000          1,125,600
                                            ---------------
                                                  3,166,200
                                            ---------------

                                Shares                Value
NETWORKING & COMMUNICATIONS
EQUIPMENT - (-1.9%)
  Juniper Networks, Inc.*        200,000    $     5,438,000
                                            ---------------
SOFTWARE - (-0.5%)
  Electronic Arts, Inc.*          25,000          1,542,000
                                            ---------------
TOTAL SECURITIES SOLD SHORT
  (Proceeds $7,230,222)                          13,562,920
                                            ---------------
                                            ---------------
TOTAL SECURITIES SOLD SHORT -
  (-4.7%)                                       (13,562,920)
                                            ---------------
                                            ---------------
  Total Investments and
    Warrants - (100.1%)                         287,619,350
                                            ---------------
                                            ---------------
  Other Assets, Less Other
    Liabilities - (4.6%)                         13,315,630
                                            ---------------
NET ASSETS - (100.0%)                       $   287,372,060
                                            ---------------
                                            ---------------
                                            ---------------
                                            ---------------

 * Non-income producing security.

See accompanying notes to financial statements.

                                                              ANNUAL REPORT 2004
--------------------------------------------------------------------------------

NEEDHAM AGGRESSIVE GROWTH FUND
Schedule of Investments
December 31, 2004

                                   Shares             Value
COMMON STOCK - (94.6%)
AIRLINES - (2.0%)
  Jetblue Airways Corp.*           15,000    $      348,300
                                             --------------
BIOTECH & PHARMACEUTICALS -
(4.2%)
  Biogen Idec, Inc.*                7,500           499,575
  Gilead Sciences, Inc.*            6,000           209,940
                                             --------------
                                                    709,515
                                             --------------
BUSINESS SERVICES - (20.3%)
  51Job, Inc.* (ADR)               10,000           519,700
  Affiliated Computer
    Services, Inc. Class A*         8,000           481,520
  Alliance Data Systems Corp.*      5,000           237,400
  Choicepoint, Inc.*               10,000           459,900
  Digitas, Inc.*                   40,000           382,000
  First Data Corp.                  7,500           319,050
  Getty Images, Inc.*               6,000           413,100
  Iron Mountain, Inc.*             15,000           457,350
  Portfolio Recovery
    Associates, Inc.*               5,000           206,100
                                             --------------
                                                  3,476,120
                                             --------------
CABLE TV & EQUIPMENT - (2.9%)
  Comcast Corp. Special Class
    A*                             15,000           492,600
                                             --------------
ELECTRONIC COMPONENTS &
DISTRIBUTION - (2.4%)
  Ceva, Inc.*                      44,170           402,256
                                             --------------
ELECTRONICS & STORAGE - (0.4%)
  Datalink Corporation (PP)*       25,000            73,250
                                             --------------
EXPLORATION, PRODUCTION,
REFINING & STORAGE - (1.0%)
  XTO Energy, Inc.                  5,000           176,900
                                             --------------
FINANCIAL SERVICES - (2.5%)
  Advance America, Cash
    Advance Centers, Inc.*          1,250            28,625
  State Street Corp.                8,000           392,960
                                             --------------
                                                    421,585
                                             --------------
HEALTHCARE SERVICES - (6.4%)
  Community Health Systems,
    Inc.*                          15,000           418,200
  Express Scripts, Inc.*            6,000           458,640
  United Surgical Partners
    Intl, Inc.*                     5,000           208,500
                                             --------------
                                                  1,085,340
                                             --------------

                                   Shares             Value
INDUSTRIAL CHEMICALS, RESINS &
LAMINATES - (1.9%)
  Park Electrochemical Corp.       15,000    $      325,200
                                             --------------
MANUFACTURING & INDUSTRIAL
EQUIPMENT - (3.1%)
  Precision Castparts Corp.         8,000           525,440
                                             --------------
MEDICAL DEVICES & SUPPLIES -
(12.6%)
  Animas, Corp.*                   20,000           312,600
  Epix Pharmaceuticals, Inc.*      15,000           268,650
  Guidant Corp.                     5,000           360,500
  Intuitive Surgical, Inc.*        12,500           500,250
  Kyphon, Inc.*                    12,500           322,000
  Medtronic, Inc.                   7,500           372,525
                                             --------------
                                                  2,136,525
                                             --------------
OPTICAL COMPONENTS - (1.5%)
  Orbotech Ltd.*                   12,000           254,040
                                             --------------
SEMICONDUCTOR CAPITAL
EQUIPMENT - (3.6%)
  FSI International, Inc.*         35,000           163,450
  Helix Technology Corp.           20,000           347,800
  Staktek Holdings, Inc.*          20,000            92,800
                                             --------------
                                                    604,050
                                             --------------
SEMICONDUCTOR MANUFACTURERS &
COMMUNICATION DEVICES - (2.0%)
  Intersil Holding Corp.           20,000           334,800
                                             --------------
SOFTWARE - (13.0%)
  Callidus Software, Inc.*         10,000            58,900
  Hyperion Solutions Corp.*        12,000           559,440
  Kronos, Inc.*                     7,500           383,475
  Navteq Corp.*                     4,000           185,440
  Pervasive Software, Inc.*        50,000           242,500
  Plumtree Software, Inc.*         65,000           293,800
  Rightnow Technologies, Inc.*     15,000           242,250
  WebEx Communications, Inc.*      10,000           237,800
                                             --------------
                                                  2,203,605
                                             --------------
SPECIALITY RETAILING &
MANUFACTURING - (10.5%)
  American Eagle Outfitters,
    Inc.                           10,000           471,000
  Carmax, Inc.*                    12,500           388,125
  Pacific Sunwear of
    California, Inc.*              20,000           445,200
  PETCO Animal Supplies, Inc.*     12,000           473,760
                                             --------------
                                                  1,778,085
                                             --------------

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM AGGRESSIVE GROWTH FUND
Schedule of Investments (Continued)
December 31, 2004

                                   Shares             Value
TELECOMMUNICATIONS SERVICE &
EQUIPMENT - (1.9%)
  Scientific-Atlanta, Inc.         10,000    $      330,100
                                             --------------
WIRELESS COMMUNICATIONS &
EQUIPMENT - (2.4%)
  EMS Technologies, Inc.*          10,000           166,200
  Viasat, Inc.*                    10,000           242,700
                                             --------------
                                                    408,900
                                             --------------
TOTAL COMMON STOCK (Cost
  $12,136,032)                                   16,086,611
                                             --------------
TEMPORARY INVESTMENTS - (5.8%)
  Provident Institutional
    Fund - Tempcash Portfolio     126,210           126,210
  The RBB Sansom Street Money
    Market Portfolio              855,672           855,672
                                             --------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $981,882)                                   981,882
                                             --------------
TOTAL INVESTMENTS - (100.4%)
  (Cost $13,117,914)                             17,068,493
                                             --------------
                                             --------------

                                 Shares               Value
WARRANTS - (0.0%)
NAME/EXPIRATION DATE/STRIKE
PRICE
ELECTRONICS & STORAGE - (0.0%)
  Datalink Corp., May 07,
    $4.50*                          4,000    $        2,197
                                             --------------
ELECTRONICS, ELECTRICAL
EQUIPMENT & INSTRUMENTATION -
(0.0%)
  Robotic Vision Systems,
    Inc., May 05, $7.50*            4,135                 0
                                             --------------
TOTAL WARRANTS (Cost $11,591)                         2,197
                                             --------------
                                             --------------
TOTAL INVESTMENTS AND
  WARRANTS - (100.4%)
  (Cost $13,129,505)(x)                          17,070,690
                                             --------------
                                             --------------
  Liabilities, Less Other
    Assets - (-0.4%)                                (70,205)
                                             --------------
NET ASSETS - (100.0%)                        $   17,000,485
                                             --------------
                                             --------------
                                             --------------
                                             --------------

    *Non-income producing security.
  (x)The cost for federal income tax purposes is $13,129,505.
  PP Private placement. Securities are exempt from registration under Rule 144 of the Securities Act of 1933. Such securities may be resold, normally to institutional buyers, in transactions exempt from registration. At December 31, 2004, the aggregate value of Rule 144 securities amounted to approximately $73,000, which represents approximately less than 1% of net assets as of that date.
 ADR American Depository Receipt.

See accompanying notes to financial statements.

                                                              ANNUAL REPORT 2004
--------------------------------------------------------------------------------

NEEDHAM SMALL CAP GROWTH FUND
Schedule of Investments
December 31, 2004

                                   Shares             Value
COMMON STOCK - (98.8%)
BIOTECH & PHARMACEUTICALS -
(9.2%)
  Eon Labs, Inc.*                  40,000    $    1,080,000
  First Horizon Pharmaceutical
    Corp.*                         35,000           801,150
  Martek Biosciences
    Corporation*                   10,000           512,000
                                             --------------
                                                  2,393,150
                                             --------------
BUSINESS SERVICES - (20.9%)
  Advisory Board Company*          30,000         1,106,400
  Bright Horizons Family
    Solutions, Inc.*               30,500         1,975,180
  Copart, Inc.*                    15,000           394,800
  Costar Group, Inc.*              17,000           785,060
  Digitas, Inc.*                   30,000           286,500
  Iron Mountain, Inc.*             20,000           609,800
  Sitel Corp.*                    110,000           270,600
                                             --------------
                                                  5,428,340
                                             --------------
COMPUTER HARDWARE - (1.1%)
  Planar Systems, Inc.*            25,000           280,750
                                             --------------
CONTRACT MANUFACTURING &
MATERIALS - (1.5%)
  Pemstar, Inc.*                  217,300           393,313
                                             --------------
ELECTRONIC COMPONENTS &
DISTRIBUTION - (0.9%)
  Ceva, Inc.*                      26,900           244,978
                                             --------------
ELECTRONICS & STORAGE - (1.4%)
  Datalink Corporation*            57,000           167,010
  Dataram Corp.*                   30,000           190,800
                                             --------------
                                                    357,810
                                             --------------
ELECTRONICS, ELECTRICAL
EQUIPMENT & INSTRUMENTATION -
(3.4%)
  Cognex Corp.                      6,000           167,400
  Color Kinetics, Inc.*             5,300            93,174
  Garmin Ltd.                      10,000           608,400
                                             --------------
                                                    868,974
                                             --------------
EXPLORATION, PRODUCTION,
REFINING & STORAGE - (1.3%)
  Chesapeake Energy Corp.          20,000           330,000
                                             --------------

                                   Shares             Value
FINANCIAL SERVICES - (6.6%)
  Advance America, Cash
    Advance Centers, Inc.*          2,000    $       45,800
  Berkshire Hathaway, Inc.
    Class B*                          100           293,600
  Brantley Capital Corp.*          12,500           145,500
  Factset Research Systems
    Inc.                            5,000           292,200
  W.R. Berkley Corp.               20,000           943,400
                                             --------------
                                                  1,720,500
                                             --------------
GOVERNMENT IT - (4.6%)
  Argon St, Inc.*                  22,000           779,900
  Integral Systems, Inc.           21,000           408,450
                                             --------------
                                                  1,188,350
                                             --------------
HEALTHCARE SERVICES - (1.1%)
  Health Extras, Inc.*             17,500           285,250
                                             --------------
INDUSTRIAL CHEMICALS, RESINS &
LAMINATES - (2.9%)
  Aceto Corp.                      40,000           761,600
                                             --------------
MANUFACTURING & INDUSTRIAL
EQUIPMENT - (9.0%)
  Ceradyne, Inc. (PP)*             22,500         1,287,225
  Innovative Solutions and
    Support, Inc.*                 15,000           500,400
  Intevac, Inc.*                   37,500           283,500
  Sypris Solutions, Inc.           17,000           260,270
                                             --------------
                                                  2,331,395
                                             --------------
MEDICAL DEVICES & SUPPLIES -
(14.9%)
  Analogic Corp.                   12,200           546,438
  Cantel Medical Corp.*            18,000           673,560
  Cutera, Inc.*                    20,000           249,600
  Exactech, Inc.*                  10,000           182,900
  Immucor, Inc.*                   30,000           705,300
  Intermagnetics General
    Corp.*                         15,000           381,150
  PerkinElmer, Inc.                32,500           730,925
  Zoll Medical Corp.*              11,100           381,840
                                             --------------
                                                  3,851,713
                                             --------------
OPTICAL COMPONENTS - (0.5%)
  Excel Technology, Inc.*           4,500           117,000
                                             --------------
SEMICONDUCTOR CAPITAL
EQUIPMENT - (4.6%)
  Brooks Automation, Inc.*          4,000            68,880
  FSI International, Inc.*         44,568           208,133
  MKS Instruments, Inc.*           30,000           556,500
  Therma-Wave, Inc. (PP)*         100,000           346,000
                                             --------------
                                                  1,179,513
                                             --------------

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM SMALL CAP GROWTH FUND
Schedule of Investments (Continued)
December 31, 2004

                                   Shares             Value
SEMICONDUCTOR MANUFACTURERS &
COMMUNICATION DEVICES - (0.9%)
  Standard Microsystems Corp.*     12,500    $      222,875
                                             --------------
SOFTWARE - (3.8%)
  Mobius Management Systems,
    Inc.*                          14,000           101,556
  National Instruments Corp.       18,000           490,500
  Skillsoft PLC*                   70,000           395,500
                                             --------------
                                                    987,556
                                             --------------
SPECIALITY RETAILING &
MANUFACTURING - (1.0%)
  West Marine, Inc.*               10,000           247,500
                                             --------------
TELECOMMUNICATIONS SERVICE &
EQUIPMENT - (2.1%)
  Ixia*                            25,000           420,250
  Mobility Electronics, Inc.*      15,000           128,700
                                             --------------
                                                    548,950
                                             --------------
TRANSPORTATION - (2.2%)
  Genesee And Wyoming, Inc.*       19,900           559,787
                                             --------------

                                 Shares               Value
WIRELESS COMMUNICATIONS &
EQUIPMENT - (4.9%)
  Anaren, Inc.*                    17,500    $      226,800
  GoRemote Internet
    Communications, Inc.*          90,000           187,200
  REMEC, Inc.*                     40,000           288,400
  Tessco Technologies, Inc.*       15,000           209,850
  Viasat, Inc.*                    15,000           364,050
                                             --------------
                                                  1,276,300
                                             --------------
TOTAL COMMON STOCK (Cost
  $17,270,963)                                   25,575,604
                                             --------------
                                             --------------
TEMPORARY INVESTMENTS - (1.7%)
  The RBB Sansom Street Money
    Market Portfolio              442,266           442,266
                                             --------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $442,266)                                   442,266
                                             --------------
TOTAL INVESTMENTS - (100.5%)                     26,017,870
                                             --------------
                                             --------------
  (Cost $17,713,229)(x)
  Liabilities, Less Other
    Assets - (-0.5%)                               (122,549)
                                             --------------
NET ASSETS - (100.0%)                        $   25,895,321
                                             --------------
                                             --------------

  * Non-income producing security.
 (x)The cost for federal income tax purposes is $17,835,101.
 PP Private placement. Securities are exempt from registration under Rule 144 of the Securities Act of 1933. Such securities may be resold, normally to institutional buyers, in transactions exempt from registration. At December 31, 2004, the aggregate value of Rule 144 securities amounted to approximately $1,633,000, which represents approximately 6.3% of net assets as of that date.

See accompanying notes to financial statements.

                                                              ANNUAL REPORT 2004
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
December 31, 2004

                                                                                         NEEDHAM            NEEDHAM
                                                                    NEEDHAM            AGGRESSIVE          SMALL CAP
                                                                  GROWTH FUND          GROWTH FUND        GROWTH FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS:
---------------------------------------------------------------------------------------------------------------------
Investments, at Value (Cost $219,558,294, $13,117,914 and
  $17,713,229, respectively)                                     $287,581,999          $17,068,493        $26,017,870
Warrants, at Value (Cost $162,175, $11,591 and $0,
  respectively)                                                        37,351                2,197                 --
Cash                                                                   50,148                2,275              3,376
Receivables:
  Due from Brokers                                                 13,800,855                   --                 --
  Dividends and Interest                                              407,981                3,899             10,577
  Fund Shares Sold                                                    196,593                   --              1,250
Prepaid Expenses and Other Assets                                      19,955                8,802              5,661
---------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                  302,094,882           17,085,666         26,038,734
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
---------------------------------------------------------------------------------------------------------------------
Securities Sold Short, at Value (Proceeds $7,230,222, $0
  and $0, respectively)                                            13,562,920                   --                 --
Payables:
  Investment Securities Purchased                                          --                   --             10,114
  Fund Shares Redeemed                                                652,049                   --             22,514
  Due to Adviser                                                      301,864               21,549             45,475
Accrued Expenses and Other Liabilities                                205,989               63,632             65,310
---------------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                              14,722,822               85,181            143,413
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                       $287,372,060          $17,000,485        $25,895,321
---------------------------------------------------------------------------------------------------------------------
Shares Issued and Outstanding $.001 Par Value (Authorized
  800,000,000, 100,000,000 and 100,000,000, respectively)           9,220,237            1,322,980          1,397,236
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE               $31.17               $12.85             $18.53
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
---------------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                   267,163,346           13,227,177         18,247,611
Accumulated Net Realized Gain (Loss)                              (41,357,469)            (167,877)          (656,931)
Net Unrealized Appreciation (Depreciation) of Investment
  Securities, Warrants and Securities Sold Short                   61,566,183            3,941,185          8,304,641
---------------------------------------------------------------------------------------------------------------------
    TOTAL NET ASSETS                                             $287,372,060          $17,000,485        $25,895,321
---------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

Statements of Operations
For the Year Ended December 31, 2004

                                                                                       NEEDHAM         NEEDHAM
                                                                     NEEDHAM         AGGRESSIVE       SMALL CAP
                                                                   GROWTH FUND       GROWTH FUND     GROWTH FUND
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------
Dividends                                                          $ 1,416,189       $   41,080      $  138,514
Interest                                                               840,594           19,665          14,784
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                              2,256,783           60,745         153,298
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                             4,054,328          210,574         315,474
Distribution Fees                                                      809,642           41,914          63,107
Administration and Accounting Fees                                     293,250           85,000          85,000
Custodian Fees                                                          48,146           18,500          25,858
Legal Fees                                                             106,797           38,524          39,601
Shareholders' Reports                                                  101,608            9,702          15,208
Directors' Fees                                                         39,006            2,014           2,996
Transfer Agent Fees                                                     30,000           30,000          30,000
Audit Fees                                                              44,867           32,566          32,167
Filing Fees                                                             26,665           20,362          21,636
Insurance Expense                                                       26,757            1,614           2,853
Interest Expense                                                     1,242,498           17,864           5,025
Dividend Expense                                                       138,397               --             300
Other Expenses                                                         191,915           21,985          23,435
----------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                       7,153,876          530,619         662,660
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
LESS: FEES WAIVED AND/OR EXPENSES REIMBURSED (NOTE 3)                       --          (91,605)        (27,175)
----------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                         7,153,876          439,014         635,485
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                 (4,897,093)        (378,269)       (482,187)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  SECURITIES, OPTION CONTRACTS, WARRANTS AND SECURITIES SOLD
  SHORT
----------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investment Securities and
  Warrants                                                          13,637,854          489,748        (612,078)
Net Realized Loss on Option Contracts                               (1,322,357)              --              --
Change in Unrealized Appreciation (Depreciation) of
  Investment Securities, Option Contracts, Warrants and
  Securities Sold Short                                              5,600,561        1,639,704       3,227,072
----------------------------------------------------------------------------------------------------------------
NET GAIN                                                            17,916,058        2,129,452       2,614,994
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $13,018,965       $1,751,183      $2,132,807
----------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                              ANNUAL REPORT 2004
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                                                                NEEDHAM
                                                                            NEEDHAM AGGRESSIVE                 SMALL CAP
                                             NEEDHAM GROWTH FUND                GROWTH FUND                   GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
                                         Year Ended      Year Ended      Year Ended     Year Ended     Year Ended     Year Ended
                                        December 31,    December 31,    December 31,   December 31,   December 31,   December 31,
                                            2004            2003            2004           2003           2004           2003
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Loss                     $  (4,897,093)  $  (4,227,706)  $  (378,269)   $  (340,019)   $   (482,187)  $   (221,052)
Net Realized Gain (Loss) on Investment
  Securities and Warrants                  13,637,854      (2,903,611)      489,748       (353,954)       (612,078)       433,462
Net Realized Loss on Option Contracts      (1,322,357)     (5,940,155)           --             --              --             --
Change in Unrealized Appreciation
  (Depreciation) of Investment
  Securities, Option Contracts,
  Warrants and Securities Sold Short        5,600,561     129,463,632     1,639,704      4,137,165       3,227,072      5,036,679
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                          13,018,965     116,392,160     1,751,183      3,443,192       2,132,807      5,249,089
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM:
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                              --              --            --             --              --             --
Net Short-Term Gains                               --              --            --             --              --             --
Net Long-Term Gains                                --              --            --             --         (68,474)            --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                --              --            --             --         (68,474)            --
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS (1):
---------------------------------------------------------------------------------------------------------------------------------
Shares Issued                              58,898,114     123,340,785     1,013,413      2,984,396      19,549,157     36,534,339
Contribution by Adviser                       417,668              --            --             --              --             --
Shares Issued in Reinvestment of
  Distributions                                    --              --            --             --          67,806             --
Shares Redeemed                          (149,282,839)   (139,987,612)   (3,482,785)    (2,982,016)    (23,401,507)   (18,736,691)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) from Capital
  Transactions                            (89,967,057)    (16,646,827)   (2,469,372)         2,380      (3,784,544)    17,797,648
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                  (76,948,092)     99,745,333      (718,189)     3,445,572      (1,720,211)    23,046,737
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Beginning of Period                       364,320,152     264,574,819    17,718,674     14,273,102      27,615,532      4,568,795
End of Period                           $ 287,372,060   $ 364,320,152   $17,000,485    $17,718,674    $ 25,895,321   $ 27,615,532
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
(1) SHARES ISSUED AND REDEEMED:
---------------------------------------------------------------------------------------------------------------------------------
Number of Shares Issued                     1,976,467       5,075,842        85,122        270,519       1,129,912      2,421,448
Number of Shares Reinvested                        --              --            --             --           3,938             --
Number of Shares Redeemed                  (5,170,870)     (5,941,281)     (301,518)      (300,480)     (1,376,108)    (1,222,102)
---------------------------------------------------------------------------------------------------------------------------------
                                           (3,194,403)       (865,439)     (216,396)       (29,961)       (242,258)     1,199,346
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND
Financial Highlights

                                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                         December 31,   December 31,   December 31,   December 31,   December 31,
(For a Share Outstanding Throughout each Period)             2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $  29.35       $  19.92       $  27.78       $  24.77       $ 26.47
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Loss                                           (0.84)         (0.38)         (0.25)         (0.29)        (0.12)
Net Realized and Unrealized Gains (Losses)                     2.62           9.81          (7.61)          3.30          2.57
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.78           9.43          (7.86)          3.01          2.45
---------------------------------------------------------------------------------------------------------------------------------
Contribution by Adviser                                        0.04             --             --             --            --
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                            --             --             --             --            --
Net Realized Gains                                               --             --             --             --         (4.15)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              --             --             --             --         (4.15)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $  31.17       $  29.35       $  19.92       $  27.78       $ 24.77
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                   6.20%         47.34%        (28.29)%        12.15%         7.40%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)                      $287,372       $364,320       $264,575       $348,387       $76,070
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                        2.21%          2.16%          1.92%          1.94%(1)      2.19%(1)
Ratio of Expenses to Average Net Assets (excluding
  interest and dividend expense)                               1.78%          1.77%          1.75%          1.87%         2.19%
Ratio of Net Investment Loss to Average Net Assets            (1.51)%        (1.38)%        (1.01)%        (1.04)%       (1.07)%
Portfolio Turnover Rate                                          15%            42%            78%           150%          187%

 (1)
   Unaudited

See accompanying notes to financial statements.

                                                                          ANNUAL
REPORT 2004
--------------------------------------------------------------------------------

NEEDHAM AGGRESSIVE GROWTH FUND
Financial Highlights

                                                               Year Ended      Year Ended      Year Ended     September 4, to
                  (For a Share Outstanding                    December 31,    December 31,    December 31,     December 31,
                  Throughout each Period)                         2004            2003            2002            2001**
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 11.51         $  9.09         $ 11.23           $ 10.00
-----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Loss                                               (0.36)          (0.23)          (0.17)            (0.03)
Net Realized and Unrealized Gains (Losses)                         1.70            2.65           (1.76)             1.26
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   1.34            2.42           (1.93)             1.23
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                --              --              --                --
Net Realized Gains                                                   --              --           (0.21)               --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                  --              --           (0.21)               --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $ 12.85         $ 11.51         $  9.09           $ 11.23
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                      11.64%          26.62%         (17.15)%           12.30%#
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)                           $17,000         $17,719         $14,273           $13,178
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                            2.61%           2.52%           2.51%             2.57%(1)*
Ratio of Expenses to Average Net Assets (excluding interest
  and dividend expense)                                            2.50%           2.50%           2.50%             2.50%*
Ratio of Expenses to Average Net Assets (excluding waivers
  and reimbursement of expenses)                                   3.15%           3.22%           2.78%             4.12%*(1)
Ratio of Net Investment Loss to Average Net Assets                (2.25)%         (2.24)%         (1.76)%           (1.23)%*
Ratio of Net Investment Loss to Average Net Assets
  (excluding waivers and reimbursement of expenses)               (2.79)%         (2.94)%         (2.03)%           (2.78)%*
Portfolio Turnover Rate                                              64%             87%             58%               45%*

 * Annualized
 # Non-annualized
 **The Needham Aggressive Growth Fund commenced operations on September 4, 2001
 (1)
   Unaudited

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM SMALL CAP GROWTH FUND
Financial Highlights

                                                               Year Ended      Year Ended      May 22 to
                  (For a Share Outstanding                    December 31,    December 31,    December 31,
                  Throughout each Period)                         2004            2003           2002**
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 16.84         $ 10.38          $10.00
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------
Net Investment Loss                                               (0.37)          (0.06)          (0.10)
Net Realized and Unrealized Gains(Losses)                          2.11            6.52            0.48
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   1.74            6.46            0.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------
Net Investment Income                                                --              --              --
Net Realized Gains                                                (0.05)             --              --
----------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.05)             --              --
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $ 18.53         $ 16.84          $10.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                      10.34%          62.24%           3.80%#
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)                           $25,895         $27,616          $4,569
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                            2.52%           2.27%           2.50%*
Ratio of Expenses to Average Net Assets (excluding interest
  and dividend expense)                                            2.50%           2.26%           2.50%*
Ratio of Expenses to Average Net Assets (excluding waivers
  and reimbursement of expenses)                                   2.63%           3.25%           6.06%*
Ratio of Net Investment Loss to Average Net Assets                (1.91)%         (1.68)%         (2.04)%*
Ratio of Net Investment Loss to Average Net Assets
  (excluding waivers and reimbursement of expenses)               (2.02)%         (2.66)%         (5.60)%*
Portfolio Turnover Rate                                              68%             67%            107%*

 * Annualized
 # Non-annualized
 **The Needham Small Cap Growth Fund commenced operations on May 22, 2002

See accompanying notes to financial statements.

                                                              ANNUAL REPORT 2004
--------------------------------------------------------------------------------

Notes to Financial Statements

1. ORGANIZATION

Needham Growth Fund ("NGF"), Needham Aggressive Growth Fund ("NAGF") and Needham Small Cap Growth Fund ("NSCGF") or (the "Portfolios"), are portfolios of The Needham Funds, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund was organized as a Maryland corporation on October 12, 1995.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: Investments in securities (including options) listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Portfolio securities and options positions for which market quotations are readily available are stated at the Nasdaq Official Closing Price or the last sale price reported by the principal exchange for each such security as of the exchange's close of business, as applicable. Securities and options for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the current closing bid and asked prices. All other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Directors. The assets of each Portfolio may also be valued on the basis of valuations provided by a pricing service approved by, or on behalf of, the Board of Directors.

Other: Security transactions are accounted for on the date the securities are purchased or sold. The cost (proceeds) of investments sold (bought to cover) is determined on a specific identification basis for the purpose of determining gains or losses on sales and buys to cover short positions. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

The Fund has engaged Needham Investment Management L.L.C. (the "Adviser") to manage its investments. The Fund pays the Adviser a fee at the annual rate of 1.25% of the average daily net asset value of each Portfolio.

The Adviser has voluntarily agreed to waive its fee for, and to reimburse expenses of, each Portfolio in an amount that limits annual operating expenses (excluding interest expense and dividend expense on securities sold short) for each Portfolio for the year ended December 31, 2004 to not more than 2.50% of average daily net assets of each Portfolio. For the year ended December 31, 2004, the Adviser waived advisory fees in the amount of $91,605 and $27,175 for NAGF and NSCGF, respectively. The Adviser waived none of its fees for NGF during the year ended December 31, 2004.

PFPC Inc. ("PFPC") acts as the Fund's Administrator. The Fund pays PFPC a fee at the annual rate of 0.10% of the average daily net asset value of each Portfolio, subject to certain minimums. PFPC also acts as the Fund's shareholder servicing agent and transfer agent.

Certain officers and directors of the Fund are also officers and directors of the Adviser.

4. FEDERAL INCOME TAXES

No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income and capital gains to shareholders. Because income tax regulations differ from generally accepted accounting principles, the timing and character of income and capital gain distributions determined in accordance with tax regulations can differ from income and capital gains recognized for financial reporting purposes. Accordingly, the character of distributions and the composition of net assets for tax purposes can differ from those reflected in the financial statements. These book/tax differences may be temporary or permanent in nature. Temporary differences are generally due to differing book and tax treatment for the timing of the recognition of gains and losses on securities, including post-October losses. Permanent differences are generally due to differing treatment of net investment losses. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net realized gain (loss) or accumulated net investment income (loss), as appropriate, in the period the differences arise. These reclassifications have no effect on net assets or net asset value per share of each Portfolio.

As of December 31, 2004, the components of distributable earnings (loss) on a tax basis were as follows:

                           NGF           NAGF        NSCGF
-------------------------------------------------------------
Accumulated ordinary
  income (loss)                  --           --           --
Undistributed long-
  term capital gains             --           --           --
Accumulated capital
  and other losses     $(41,039,210)  $ (167,877)  $ (535,059)
Unrealized
  appreciation/
  (depreciation)         61,247,924    3,941,185    8,182,769
-------------------------------------------------------------
Total accumulated
  earnings             $ 20,208,714   $3,773,308   $7,647,710
-------------------------------------------------------------

During the year ended December 31, 2004, NGF, NAGF and NSCGF each reclassified the current year's accumulated net investment loss to paid-in capital, in the amounts of $4,897,093, $378,269 and $482,199, respectively.

Needham Funds
--------------------------------------------------------------------------------

At December 31, 2004, gross unrealized appreciation and depreciation for federal income tax purposes of investment securities (excluding short positions) was in the following approximate amounts:

                              Gross          Gross
                         Unrealized     Unrealized
                       Appreciation   Depreciation           Net
----------------------------------------------------------------
Needham Growth Fund    $81,995,961    $(14,415,339)  $67,580,622
Needham Aggressive
  Growth Fund            4,244,204        (303,019)    3,941,185
Needham Small Cap
  Growth Fund            8,236,920         (54,151)    8,182,769
----------------------------------------------------------------

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at December 31, its fiscal year end. At December 31, 2004, the following Portfolios had capital loss carryforwards for federal income tax purposes in the following approximate amounts:

                             Expires on December 31,
-------------------------------------------------------------------------
                              2010          2011       2012         Total
-------------------------------------------------------------------------
Needham Growth Fund    $28,659,000   $12,380,000         --   $41,039,000
Needham Aggressive
  Growth Fund                   --        99,000         --        99,000
Needham Small Cap
  Growth Fund                   --            --   $535,000       535,000
-------------------------------------------------------------------------

NGF and NAGF each utilized capital loss carryforwards in the amounts of $11,943,000 and $558,000, respectively, during the year ended December 31, 2004.

Capital losses after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. After October 31, 2004, NAGF incurred and will elect to defer net capital losses in the approximate amount of $69,000. Neither NGF nor NSCGF had any post-October losses.

On September 15, 2004 NSCGF declared a long-term capital gain distribution to shareholders of record on November 11, 2004 in the amount of $68,474. The dividend was paid on November 15, 2004.

5. TEMPORARY BORROWINGS

The Fund has entered into an agreement with the Custodial Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated daily based on the Federal Funds Rate plus one percent. The Fund may borrow from banks up to 25% of its total assets and may pledge its assets in connection with these borrowings, provided that no additional investments shall be made while borrowings exceed 5% of total assets. During the year ended December 31, 2004, borrowings were as follows:

                                                                          Maximum
                       Weighted    Weighted                                Amount
                        Average     Average     Number of   Interest     Borrowed
                       Interest        Loan          Days    Expense   During the
                           Rate     Balance   Outstanding   Incurred       Period
---------------------------------------------------------------------------------
Needham Growth Fund     2.26%     $ 943,571             7    $  415    $1,790,000
Needham Small Cap
 Growth Fund            2.01%     $ 539,444            27    $  832    $1,500,000
---------------------------------------------------------------------------------

NAGF did not have any borrowings during the year ended December 31, 2004. There were no outstanding borrowings by the Fund at December 31, 2004.

6. DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each Portfolio pays Needham & Company, Inc. and any other distributor or financial institution with which the Fund has an agreement with respect to each Portfolio, a fee at an annual rate of
0.25 of 1% of each Portfolio's daily average net assets. For the year ended December 31, 2004, NGF, NAGF and NSCGF incurred distribution fees in the amount of $809,642, $41,914 and $63,107, respectively. For the year ended December 31, 2004, NGF, NAGF and NSCGF each paid 12b-1 fees to Needham & Company, Inc. in the amount of $169,863, $26,166 and $20,737, respectively.

7. INVESTMENT TRANSACTIONS

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the year ended December 31, 2004:

                               Purchases        Sales
---------------------------------------------------------
NEEDHAM GROWTH FUND
Long transactions             $ 44,717,716   $103,811,307
Short sale transactions         23,247,465        282,316
---------------------------------------------------------
Total                         $ 67,965,181   $104,093,623
---------------------------------------------------------
---------------------------------------------------------
NEEDHAM AGGRESSIVE GROWTH FUND
Long transactions             $  9,579,083   $  9,298,005
Short sale transactions            994,240        131,904
---------------------------------------------------------
Total                         $ 10,573,323   $  9,429,909
---------------------------------------------------------
---------------------------------------------------------
NEEDHAM SMALL CAP GROWTH FUND
Long transactions             $ 16,308,964   $ 17,665,494
Short sale transactions          1,757,478        514,224
---------------------------------------------------------
Total                         $ 18,066,442   $ 18,179,718
---------------------------------------------------------

                                                              ANNUAL REPORT 2004
--------------------------------------------------------------------------------

During the year ended December 31, 2004, NGF, NAGF and NSCGF each incurred and paid brokerage commissions to Needham & Company, Inc. in the amount of $126,107, $5,910 and $44,878, respectively.

8. OPTION TRANSACTIONS

The Fund may invest in options contracts to reduce the Portfolios' exposure to fluctuations in the prices of portfolio securities and to prevent losses if the prices of such securities decline. Similarly, such investments may protect the Portfolios against fluctuations in the value of securities in which the Portfolios are about to invest.

The Portfolios may write call and put options on securities they own or have the right to acquire, and may purchase put and call options on individual securities and indices written by others. Put and call options give the holder the right to sell or purchase, respectively, a specified amount of a security at a specified price on a certain date.

The Portfolios are subject to market risk associated with changes in the value of the underlying financial instrument, as well as the risk of loss of appreciation if a counterparty fails to perform. For exchange-traded contracts, the exchange acts as the counterparty to specific transactions, and therefore, bears the risk of delivery to and from counterparties of specific positions.

Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options on stock indices differ from options on securities in that the exercise of an option on a stock index does not involve delivery of the actual underlying security and is settled in cash only.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which have expired are recorded by the Portfolio on the expiration date as realized gains from option transactions. When a Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the option was written. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has a realized gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the securities purchased. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option.

A summary of options written by NGF for the year ended December 31, 2004 is as follows:

                                   Number of      Premium
Options Written                    Contracts     Received
---------------------------------------------------------
Options outstanding at beginning
  of period                              500   $  158,745
Options written                           --           --
Options repurchased                       --           --
Options expired                          500      158,745
Options exercised                         --           --
---------------------------------------------------------
Options outstanding at December
  31, 2004                                --           --
---------------------------------------------------------

In the normal course of business, certain of the Portfolios will trade and hold certain fair-valued derivative contracts which constitute guarantees under Financial Accounting Standards Board Interpretation 45. Such contracts include written options where the Portfolios would be obligated to purchase or sell a specified security at a specified price if the option is exercised by the counterparty. The maximum payouts for these contracts are limited to the number of contracts written and the related strike price. The maximum payout amount could be offset by the subsequent sale of assets obtained via the execution of a payout event.

Neither NGF, NAGF nor NSCGF had purchased or written options during the year ended December 31, 2004.

9. SHORT SALE TRANSACTIONS

During the year ended December 31, 2004, the Portfolios sold securities short. Upon selling a security short, the Portfolios record a receivable for the settlement amount and a corresponding liability, which is marked-to-market to reflect current value. Securities owned by the Portfolios are segregated as collateral while the short sales are outstanding. At December 31, 2004, the market value of securities separately segregated to cover short positions was approximately $20,813,000 for NGF. Additionally, included in Due from Brokers is $7,230,382 pledged as collateral with the brokers in connection with NGF's open short positions. Securities sold short at December 31, 2004 and their related market values and proceeds are set forth in the accompanying Schedule of Securities Sold Short.

Needham Funds
--------------------------------------------------------------------------------

10. FINANCIAL INSTRUMENTS

The Fund has always maintained a policy of valuing its securities positions and derivative instruments at market values or estimated fair values and of including any realized or unrealized gains or losses in income.

In the normal course of its business, the Portfolios may trade various financial instruments with off-balance sheet risk. These financial instruments include securities sold short and exchange traded options. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market values of the securities underlying the financial instruments may be in excess of the amounts recognized in the financial statements.

Securities sold short represent obligations of the Portfolios to make future delivery of specific securities and, correspondingly, create an obligation to purchase the securities at market prices prevailing at a later delivery date (or to deliver the securities if already owned by the Portfolios). As a result, short sales create the risk that the Portfolios' ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received on the liability recorded in the financial statements.

11. CONTRACTUAL OBLIGATIONS

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. OTHER MATTERS

During the year ended December 31, 2004, the Adviser determined that certain interest and dividend income/expense amounts had been under-recorded for NGF in previous years and through June 2004. In connection therewith, an adjustment of approximately $708,500 was recorded to recognize the correct net interest and dividend expense relating to previous years in the 2004 statement of operations (increasing the 2004 net investment loss per share by $0.07, increasing the 2004 ratio of expenses to average net assets by 0.43% and decreasing the 2004 total return by 0.24%). Additionally, in October 2004, the Adviser made a payment to NGF of $417,668 to reimburse NGF for a net overpayment to redeeming shareholders during the period of time that the error persisted, which is reflected in the statement of changes in net assets (which increased the 2004 total return by 0.14%).

                                                              ANNUAL REPORT 2004
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of The Needham Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of The Needham Funds, Inc. (the "Funds") (comprising Needham Growth Fund, Needham Aggressive Growth Fund and Needham Small Cap Growth Fund), as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods ended December 31, 2001 and 2000 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 21, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of The Needham Funds, Inc. at December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                       -s- Ernst & Young Signature

New York, New York
February 21, 2005

Needham Funds
--------------------------------------------------------------------------------

    FUND MANAGEMENT

        Information pertaining to the Directors and officers of the Fund is set forth below. The Statement of Additional Information (SAI) includes additional information about the Directors and is available upon request, without charge, by calling 1-800-625-7071.

        The address of each individual is 445 Park Avenue, New York, New York 10022-2606. Each Director serves until the next annual or special shareholders meeting or until his successor is elected and qualified. There is no stated term of office for Directors.

           NAME, AGE AND POSITION                             PORTFOLIOS IN THE
                WITH THE FUND                LENGTH OF          FUND COMPLEX                   PRINCIPAL OCCUPATION(S)
                                           TERM SERVED BY        OVERSEEN BY                DURING PAST 5 YEARS AND OTHER
                                          DIRECTOR/OFFICER    DIRECTOR/OFFICER          DIRECTORSHIPS HELD BY DIRECTOR/OFFICER
                                                         DISINTERESTED DIRECTORS
       Roger W. Johnson, 70,                Since 1996.            Three           President of Roger W. Johnson and Associates.
       Director                                                                    Director of Sypris Solutions, Inc., Maxtor
                                                                                   Corporation and Insulectro. Former CEO and
                                                                                   Chairman of Collectors Universe, Inc. (a service
                                                                                   provider in the collectibles market) from 2001
                                                                                   to 2002.
       James P. Poitras, 62,                Since 1996.            Three           Currently retired. Chairman of Kyma
       Director                                                                    Technologies, Inc. (a specialty materials
                                                                                   semiconductor company) since 2001, Director
                                                                                   since 2000. Founder, Chairman, President and
                                                                                   Chief Executive Officer of Integrated Silicon
                                                                                   Systems (a computer software company) from 1985
                                                                                   to 1995.
       F. Randall Smith, 66,                Since 1996.            Three           Founder and Chief Executive and Investment
       Director                                                                    Officer of Capital Counsel LLC (a registered
                                                                                   investment adviser) since September 1999;
                                                                                   Co-Founder and Managing Partner of Train, Smith
                                                                                   Counsel (a registered investment adviser) from
                                                                                   1975 to 1999.
                                                           INTERESTED DIRECTORS
       George A. Needham, 62,               Since 1996.            Three           Chairman of the Board and Chief Executive
       Chairman & Director                                                         Officer of The Needham Group, Inc. and Chairman
                                                                                   of the Board and Chief Executive Officer of
                                                                                   Needham Holdings, L.L.C. since December 2004.
                                                                                   Chairman of the Board from 1996 to present and
                                                                                   Chief Executive Officer from 1985 to December
                                                                                   2004 of Needham & Company, Inc.
       John C. Michaelson, 51,              Since 1996.            Three           President & Chief Executive Officer, Needham
       President & Director                                                        Investment Management L.L.C. since January 1997.
                                                                                   Managing Director of Needham & Company, Inc.
                                                                 OFFICERS
       James K. Kloppenburg, 49,            Since 2001.             Two            Executive Vice President of Needham Investment
       Executive Vice-President,                                                   Management L.L.C., Managing Director of Needham
       Needham Aggressive Growth Fund                                              & Company, Inc., since April 2001. Managing
       Needham Growth Fund                                                         Director, Hambrecht & Quist, 1995 to 2001.
       Vincent E. Gallagher, 61,            Since 2002.             Two            Executive Vice President of Needham Investment
       Executive Vice-President                                                    Management L.L.C., Managing Director of Needham
       Needham Small Cap Growth Fund                                               & Company, Inc., since February 2002. Managing
       Needham Growth Fund                                                         Director of Gerard Klauer Mattison, June 2000 to
                                                                                   February 2002. Managing Director of Needham &
                                                                                   Company, Inc., 1993 to 2000.
       Glen Albanese, 33,                   Since 1998.            Three           Chief Financial Officer of The Needham Group,
       Treasurer and Secretary                                                     Inc. and Chief Financial Officer of Needham
                                                                                   Holdings, L.L.C. since December 2004. Chief
                                                                                   Financial Officer and Managing Director of
                                                                                   Needham & Company, Inc. since January 2000.
                                                                                   Chief Financial Officer of Needham Asset
                                                                                   Management from 1997 to 1999.

        Messrs. Needham, Michaelson, Kloppenburg, Gallagher and Albanese are deemed to be "interested persons", as defined in the Investment Company Act of 1940, because of their affiliation with the Fund's investment adviser, Needham Investment Management L.L.C. and/or because they are officers of the Fund and may be deemed to be an "affiliated person" of Needham Investment Management L.L.C. and of Needham & Co., Inc.

                                                              ANNUAL REPORT 2004
--------------------------------------------------------------------------------

    SUPPLEMENTAL DATA

    DISCLOSURE OF PORTFOLIO HOLDINGS

    The SEC has adopted the requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For the Needham Funds, Inc., this would be for the fiscal quarters ending September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Needham Funds, Inc. filed its first Form N-Q with the SEC on November 19, 2004. It is available upon request, without charge, by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

    VOTING PROXIES ON FUND PORTFOLIO SECURITIES

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolios is available, without charge and upon request, by contacting the Fund's administrator, PFPC Inc., at 1-800-625-7071 and on the SEC's website at http://www.sec.gov. Information regarding how the investment adviser voted proxies for the most recent twelve-month period ended June 30, 2004 is available, without charge and upon request, by contacting the Fund's administrator, PFPC Inc., at 1-800-625-7071 and on the SEC's website at http://www.sec.gov.

    SPECIAL 2004 TAX INFORMATION

    (UNAUDITED)

    This information is for the fiscal year ended December 31, 2004, and is included pursuant to provisions of the Internal Revenue Code.

    The Needham Small Cap Growth Fund distributed $68,474 as capital gain dividends (from long-term capital gains) to shareholders on November 15, 2004.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[NEEDHAM FUNDS LOGO]

445 Park Avenue
New York, New York 10022-2606
1-800-625-7071

Investment Adviser:
Needham Investment Management L.L.C.
445 Park Avenue
New York, NY 10022-2606

    President
    John C. Michaelson

    Executive Vice Presidents
    and Portfolio Managers
    Vincent E. Gallagher
     Needham Growth Fund
     Needham Small Cap Growth Fund
    James K. Kloppenburg
     Needham Growth Fund
     Needham Aggressive Growth Fund

    Directors
    George A. Needham
    John C. Michaelson
    Roger W. Johnson
    James P. Poitras
    F. Randall Smith

Distributor:
Needham & Company, Inc.
445 Park Avenue
New York, NY 10022-2606
212-371-8300

Administrator, Shareholder Servicing
Agent and Transfer Agent:
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809
1-800-625-7071

Custodian:
PFPC Trust Company
301 Bellevue Parkway
Wilmington, DE 19809

Counsel:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, NY 10103

Independent Registered Public Accounting Firm:
Ernst &Young LLP
5 Times Square
New York, NY 10036

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant's code of ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. F. Randall Smith is an audit committee financial expert and is considered to be independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The registrant paid the following amounts to Ernst & Young LLP, the registrant's principal accountant, for the audit of the registrant's annual financial statements and services in connection therewith for the last two fiscal years:

     2004                 2003
     ----                 ----
    $108,000              $98,000

(b)  Not applicable.

(c) Tax Fees. The registrant paid the following amounts to Ernst & Young LLP, the registrant's principal accountant, for the preparation of tax returns, tax consultation, research and related items for the last two fiscal years:

     2004                 2003
     ----                 ----
    $16,000               $14,400

(d)  Not applicable.

(e) Before Ernst & Young LLP, the registrant's principal accountant, is engaged by the registrant, the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant to render audit or non-audit services, the engagement is approved by the registrant's audit committee, subject to de minimis exceptions.

(f) Not applicable.

(g) The following table indicates the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

                                                                               2004         2003
                                                                               ----         ----
Agreed upon procedures provided to Needham Investment Management L.L.C.      $15,000        $  0
Tax services provided to Needham Investment Management L.L.C.                $ 1,000        $600

(h)  Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act") are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

 ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Filed herewith.

       (2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act are filed herewith.

       (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) Separate certifications for the principal executive and principal financial officer of the registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       The Needham Funds, Inc.


                                       By:  /s/ John C. Michaelson
                                       ----------------------------------------
                                       Name:  John C. Michaelson
                                       Title:  President (Principal Executive
                                       Officer)
Date:  March 8, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                       By:  /s/ John C. Michaelson
                                       ---------------------------------------
                                       Name:  John C. Michaelson
                                       Title:  President (Principal Executive
                                       Officer)
Date:  March 8, 2005


                                       By:  /s/ Glen W. Albanese
                                       ---------------------------------------
                                       Name:  Glen W. Albanese
                                       Title:  Treasurer and Secretary
                                       (Principal Financial Officer)
Date:  March 8, 2005